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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 3, 2005

                             PERFECTDATA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                               0-12817 95-3087593
         (Commission File Number) (I.R.S. Employer Identification No.)

1445 East Los Angeles Avenue, Simi Valley, CA            93065
(Address of Principal Executive Offices)              (Zip Code)

                                 (805) 581-4006
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                      INFORMATION TO BE INCLUDED IN REPORT

                Section 1 - Registrant's Business and Operations

Item 1.02.        Termination of a Material Definitive Agreement.

     On January 20, 2000, PerfectData Corporation (the "Company") executed a consulting agreement (the "Consulting Agreement") with Millennium Capital Corporation ("Millennium") and JDK & Associates, Inc. ("JDK") pursuant to which Millennium and JDK were to act as financial advisers (the "Consultant") to the Company for a period ending March 31, 2005 (the "Term"). A copy of the Consulting Agreement was filed as an exhibit to the Company's Current Report on Form 8-K filed on April 14, 2000 and is incorporated herein by this reference as
Exhibit 10.1 to this Report.

     Because the Consulting Agreement, among other matters, granted the Consultant the right to receive a Transaction Fee (as defined) equal to 5% of the Consideration (as defined) in a Transaction (as defined), which closed either (1) during the Term or (2) within the 24-month period following the expiration of the Term (the "Trailer") if the Transaction was consummated during the Trailer with a Purchaser (as defined) whom the Consultant introduced to the Company during the Term, the Company had been seeking the consents of JDK and Millennium to termination of the Consulting Agreement to avoid the Consultant seeking a Transaction Fee with respect to any of the proposed acquisition arrangements the Company has been negotiating during the past four years, including the currently contemplated and previously reported reverse merger transaction with Sona Mobile, Inc. On February 28, 2005, when counsel for JDK received the last document he was seeking, the executed Amendment dated as of February 14, 2005 (the "Amendment") to the Consulting Agreement was released from escrow. A copy of the Amendment is filed as Exhibit 10.2 to this Report and is incorporated herein by this reference.

     Pursuant to the Amendment, the Consulting Agreement is terminated effective upon the issuance of the Shares as herein defined, with the Company to have no further obligation thereunder to Millennium, Harris A. Shapiro ("Shapiro"), the President and sole director of Millennium (and also, the Chairman of the Board, the Chief Executive Officer and a director of the Company), JDK and Joseph D. Kowal ("Kowal"), the President, director and shareholder of JDK, and none of Millennium, Shapiro, JDK or Kowal will have any further obligation to the Company under the Consulting Agreement, except that each of Millennium and JDK may exercise its warrant expiring March 30, 2005 to purchase 10,000 shares of the Company's Common Stock, $.01 par value (the "Common Stock"). Also, pursuant to the Amendment, the Company became obligated to issue 150,000 shares (the "Shares") of the Common Stock to JDK, Kowal or the designee of either, provided that the recipient of the Shares gave an investment representation to the Company, and to give the holder of the Shares "piggyback" registration rights during the two-year period following the issuance of the Shares. Millenium did not receive any consideration for its agreement to terminate the Consulting Agreement. In addition, the Amendment provides for mutual releases among the parties relating to the Consulting Agreement.

     When the Consulting Agreement was initially executed, neither Millennium nor JDK had any material relationship to the Company other than the Consulting Agreement and a


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Stock  Purchase  Agreement  also dated  January 20,  2000 (the  "Stock  Purchase
Agreement") by and among the Company and the individuals and entities who or which were to purchase securities of the Company in the related private placement (the "Buyers") as to which Millennium and JDK were to, and did, act as the Buyers' Representatives. A copy of the Stock Purchase Agreement is filed (by incorporation by reference) as Exhibit 10.3 to this Report and is incorporated herein by this reference. The private placement, as previously reported, was closed on March 31, 2000, at which time Millennium and JDK became Buyers (at a later date they received the warrants referred to above) and Mr. Shapiro became the Chairman of the Board and a director of the Company (he was at a later date designated as the Chief Executive Officer of the Company), positions in which he still serves the Company as of the date of this Report.

     On March 2, 2005, the Company directed the Transfer Agent to issue the Shares to JDK's and Kowal's designee and the Shares were issued on March 3, 2005, so the Consulting Agreement terminated as of that date.

                   Section 3 - Securities and Trading Markets

Item 3.02.        Unregistered Sales of Equity Securities.

     (a) As reported in Item 1.02 to this Report, on March 3, 2005, the Company issued 150,000 shares (the "Shares") of the Common Stock.

     (b) There was no underwriter with respect to the issuance of the Shares, which were issued to a designee of JDK and Kowal as described in Item 1.02 to this Report.

     (c) The Shares were not sold for cash and there was no underwriting discounts or commissions. The consideration for the issuance of the Shares, as described in Item 1.02 of this Report, was the termination of the Consulting Agreement and any further obligation of the Company to the parties thereto.

     (d) The Company believes that the transaction was exempt from registration under the Securities Act pursuant to Section 4(2) thereof in that it was a transaction by an issuer not involving a public offering, there being only one offeree which gave an investment representation to the Company.

     (e) Not applicable.

     (f) Not applicable.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.
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         Not applicable.

     (c) Exhibits.

Number    Description of Exhibit

10.1      Letter Agreement dated January 20, 2000 (the  "Consulting  Agreement")
          by   and   among   the   Company,   Millennium   Capital   Corporation
          ("Millennium") and JDK & Associates, Inc. ("JDK"). (1)

10.2 Amendment dated as of February 14, 2005 by and among the Company, Millennium, Harris A. Shapiro, JDK and Joseph D. Kowal to the Consulting Agreement filed (by incorporation by reference) as Exhibit
          10.1 hereto.(2)

10.3      Stock  Purchase  Agreement  dated  January  20,  2000 by and among the
          Company,     Millennium,     JDK     and     other     Buyers.     (3)
          ____________________________

(1) Incorporated by reference to the Company's Current Report on Form 8-K filed on April 14, 2000.

(2)       Filed herewith.

(3) Incorporated by reference to the Company's definitive Proxy Statement dated March 10, 2000 filed on March 14, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERFECTDATA CORPORATION
                                            (Registrant)


Date:  March 3, 2005                        By:  /s/ Irene J. Marino
                                                         Irene J. Marino
                                                         Vice President, Finance


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Number    Exhibit Filed with Report                                         Page


10.2      Amendment  dated as of  February  14,  2005 by and among           E-2
          the  Company, Millennium,  Harris  A.  Shapiro,  JDK  and
          Joseph D. Kowal to the Consulting Agreement filed (by incorporation by reference) as Exhibit 10.1 hereto.



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                                                                    Exhibit 10.2



     AMENDMENT dated as of February 14, 2005 (this "Amendment") by and among PerfectData Corporation (the "Company"), Millennium Capital Corporation ("Millennium"), Harris A. Shapiro ("Shapiro"), JDK & Associates, Inc. ("JDK") and Joseph D. Kowal ("Kowal") to letter agreement dated January 20, 2000 (the "Consulting Agreement") by and among the Company, Millennium and JDK.

     WHEREAS, the Company, Millennium and JDK are parties to the Consulting Agreement pursuant to which Millennium and JDK were to act as the Company's financial advisor in connection with Transactions (as defined therein) between the Company and third parties introduced to the Company by Millennium and/or JDK;

     WHEREAS, Shapiro is the President of Millennium;

     WHEREAS, Kowal is the President, director and shareholder of JDK;

     WHEREAS, the Company intends to negotiate a merger or acquisition transaction with an unaffiliated third party pursuant to which control of the Company will change (the "Third Party Transaction") and the services of neither Millennium nor JDK will be required in connection therewith; and

     WHEREAS, the Company, Millennium and JDK desire to terminate the Consulting Agreement on the terms and conditions set forth in this Amendment whether or not the "Third Party Transaction" is consummated;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Effective upon the issuance of the Shares (as such term is hereinafter defined) pursuant to paragraph 2 hereof, the Consulting Agreement shall be terminated and shall thereafter have no further force and effect and, without limitation thereof, the Company shall have no further obligation thereunder to any of Millennium, Shapiro, JDK or Kowal and none of Millennium, Shapiro, JDK or Kowal shall thereafter have any obligation to the Company thereunder, except that each of Millennium and JDK may exercise its warrant expiring March 30, 2005 to purchase 10,000 shares of the Common Stock, $.01 par value (the "Common Stock"), at $2.75 per share granted pursuant to the Consulting Agreement.

     2. The Company shall direct the Transfer Agent for the Common Stock to issue 150,000 shares (the "Shares") of the Common Stock to JDK, Kowal or a designee of either effective with the execution of this Agreement. Each of JDK and Kowal hereby represents and warrants that it or he will acquire the Shares for investment purposes only and not with a view toward, or in connection with, any distribution thereof as such term is contemplated under the Securities Act of 1933, as amended (the "Securities Act"). Each of JDK and Kowal hereby further agrees that, should it or Kowal request that all or part of the Shares be issued to its or his designee, a condition precedent to any such issuance shall be a representation by the designee to the same effect as set forth in the preceding sentence. Any certificate or certificates evidencing the Shares shall bear such restrictive legend under the Securities Act as counsel to the Company deems appropriate.
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     3. Each of Millennium,  Shapiro,  JDK and Kowal hereby releases and forever discharges  the Company  (and its  respective  officers,  directors,  employees,
agents,  predecessors,   successors  and  assigns)  from  any  and  all  claims,
complaints, demands, suits, actions, causes of action and liabilities of every kind, nature and description whatsoever, both at law and in equity, that it may now or hereafter may hold, have or claim to have by reason of any matter, cause or thing regarding, relating to, or involving the Consulting Agreement other than Millennium's and JDK's right to exercise the warrants described in paragraph 1 hereof and JDK's or its designee's rights with respect to the Shares described in paragraph 2 hereof.

     4. The Company hereby releases and forever discharges each of Millennium, Shapiro, JDK and Kowal (and the respective officers, directors, employees, agent, predecessors, successors and assigns of Millennium and JDK) from and all claims, complaints, demands, suits, actions, cause of action and liabilities of every kind, nature and description whatsoever, both at law in equity, that it may now or hereafter may hold, have or claim to have by reason of any matter, cause or thing regarding, relating to, or involving the Consulting Agreement.

     5. If, at any time during the period ending with the second anniversary of the issuance of the Shares, the Company (or its successor as contemplated by any Third Party Transaction) shall file pursuant to the Securities Act a registration statement relating to an offering for its own account or the account of others of any of its equity securities (other than on Form S-4 or its then equivalent relating to an acquisition or merger transaction or Form S-8 or its then equivalent relating to equity securities to be issued in connection with a stock option or other employee benefit plan), the Company (or its successor) shall send to JDK, Kowal and/or any other holder (the "Other Holder") of all or part of the Shares written notice of its intention to file at least twenty (20) days prior to the intended filing date and, if within ten (10) days after the delivery of such notice, JDK, Kowal and/or the Other Holder requests inclusion of all or part of the Shares in the registration statement, then the Shares or such portion thereon as to which a request is made shall be so included. If the offer is underwritten, JDK, Kowal and/or the Other Holder agree to include the Shares in such underwritten offering and, if not underwritten, to advise the Company (or its successor) as to his, her or its proposed distribution method. The Company (or its successor) shall then use its best efforts to get such registration statement effective.

     6. Any notices or other communication to be given pursuant to this Amendment shall be given in the manner provided in Section 9 of the Consulting Agreement.

     7. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to any principles of conflicts of law.

     8. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

     9. All signatures to this Amendment may be delivered via facsimile and each such signature shall be considered an original signature.

     10. This Amendment embodies the entire agreement and understanding of the parties hereto in respect of the termination of the Consulting Agreement. There
are  no  restrictions,  promises,  representations,   warranties,  covenants  or
undertakings, other than those expressly set forth or referred to herein. This Agreement supercedes all prior agreements and undertakings between the parties with respect to the Consulting Agreement, including, without limitation, the Amendment dated as of June 20, 2003.
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                                  PERFECTDATA CORPORATION


                                                  By _________________________
                                                        Irene J. Marino
                                                      Vice President, Finance


                                                  MILLENNIUM CAPITAL CORPORATION


                                                  By _________________________
                                                         Harris A. Shapiro


                                                    ____________________________
                                                          Harris A. Shapiro


                                                   JDK & ASSOCIATES, INC.


                                                   By _________________________
                                                           Joseph D. Kowal
                                                           President


                                                    ____________________________
                                                           Joseph D. Kowal
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